Exhibit 10.4
AVALON FUNDING CORPORATION

ACCOUNTS RECEIVABLE AND PURCHASE ORDER FINANCING SECURITY AGREEMENT

This Factoring Agreement (the "Agreement") is made as of July 11, 2011, by and between Avalon Funding Corporation or its assignee ("Buyer") having a place of business at 2222 Michelson Drive, Suite 222-516, Irvine, CA 92612, and Michael J. Sullivan Communications, a California proprietorship ("Seller") having its principal place of business and main executive offices located at 4830 Sorento Road, Sacramento, CA 95835.

SECTION 1 - DEFINITIONS

When used herein, the following terms shall have the following meanings:

1.1         Account Balance shall mean, on any given day, the gross amount of all Purchased Receivables unpaid on that day.

1.2         Account Debtor shall have the meaning set forth in the Uniform Commercial Code and shall include any person liable on any Purchased Receivable, including without limitation, any guarantor of the Purchased. Receivable and any issuer of a letter of credit or banker's acceptance.

1.3         Adjustments shall mean all discounts, allowances, returns, disputes, counterclaims, offsets, defenses, rights of recoupment, rights of return, warranty claims, or short payments, asserted by or on behalf of any Account Debtor with respect to any Purchased Receivable.

1.4         Advance Percentage shall be eighty percent (80%).

1.5         Collections shall mean all good funds received by Buyer from or on behalf of an Account Debtor with respect to Purchased Receivables.

1.6         Dispute shall mean a dispute, claim, or defense of any kind whatsoever, whether valid or invalid, asserted by an Account Debtor, that may reduce the amount collectible by Buyer from an Account Debtor.

1.7         Insolvent shall mean with respect to an Account Debtor that such Account Debtor has filed, or has had filed against it, any bankruptcy case, or has made an assignment for the benefit of creditors.

1.8         Payment Period shall be 90 calendar days from an invoice date.

1,9         Purchased Receivables shall mean all Receivables arising out of the invoices and other agreements identified on or delivered with any Schedule of Accounts delivered by Seller to Buyer which Buyer elects to purchase and for which Buyer makes an Advance.

1.10       Receivable shall mean accounts, chattel paper, instruments, contract rights, documents, general intangibles, letters of credit, drafts, banker's acceptances, and rights to payment, and all proceeds thereof.

1,11       Reconciliation Period shall, unless otherwise notified by Buyer to Seller, mean a 3 day calendar period.

1.12       Repurchased Receivable shall refer to a Purchased Receivable which the Seller has become obligated to Repurchase under Section 4.1 hereof.

1.13      Schedule of Accounts shall mean a Bill of Sale signed by a representative of Seller which accurately identifies the Receivables which Buyer, at its election, may purchase, and includes for each such Receivable the correct amount owed by the Account Debtor, the name and address of the Account Debtor, the invoice number, and the invoice date.

1.14       Write Off Period shall mean 90 days from the date Buyer purchases a Receivable.

SECTION 2 - PURCHASE AND SALE OF RECEIVABLES

2.1         Offer to Sell Receivables. Seller may, on the terms provided herein, from time to time factor, sell and assign to Buyer, Receivables acceptable to Buyer in its sole discretion, at a discount below face value. Seller will notify each Account Debtor of a Receivable purchased by Buyer that all payments thereon must be made only to Buyer. Seller shall deliver to Buyer a signed Schedule of Accounts along with original copies of invoices and purchase orders, contracts, and proof of delivery or service, with respect to any Receivable for which a request for purchase is made. Buyer shall be entitled to rely on all of the information provided by Seller to Buyer on the Schedule of Accounts and to rely on the signature on any Schedule of Accounts as an authorized signature of Seller. Each invoice shall bear a notice, in form satisfactory to Buyer, that it has been sold and assigned to and is payable only to Buyer.

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2.2         Acceptance of Receivables. All purchases shall be subject to the terms and conditions of this Agreement THE OBLIGATION OF AVALON TO PURCHASE ACCOUNTS FROM CLIENT IS DISCRETIONARY AND AVALON SHALL HAVE NO OBLIGATION TO PURCHASE ANY ACCOUNT FROM CLIENT, NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT. Avalon may decline to purchase any Account submitted by Client for any reason or for no reason, without notice, regardless of any course of conduct or past purchases of Accounts by Avalon. Each purchase by Avalon shall be a true purchase with transfer of all legal and equitable title and shall not be deemed to be a loan agreement or secured transaction. Client shall thereafter have no right, title or interest in or to Purchased Accounts or payments thereof,

Upon acceptance, Buyer shall pay to Seller the Advance Percentage of the face amount of each Receivable Buyer desires to purchase. Such payment shall be the "Advance" with respect to such Receivable, The purchase price of any Receivables purchased hereunder shall be the sum of the. Advance, plus any Reserve payable by Buyer to Seller relating to such Receivable. The aggregate amount of all outstanding Advances shall not at any time exceed the lesser of $350000, (the Maximum Credit) or an amount equal to the sum of all undisputed Purchased Receivables multiplied by the Advance Percentage. Seller shall not request and Buyer shall not make an Advance that would cause the resulting total of all Advances to exceed the foregoing limitation. In the event the aggregate outstanding Obligations shall at any time exceed the foregoing limitation, Seller shall immediately repay the Advances in the amount of such excess.

23          Effectiveness of Sale to Buyer. Effective upon Buyer's payment of an Advance, and for and in consideration therefore and in consideration of the covenants of this Agreement, Seller will have absolutely sold, transferred and assigned to Buyer, all of Seller's right, title and interest in and to each Purchased Receivable and all monies due or which may become due on or with respect to such Purchased Receivable.

2.4         Establishment of a Reserve. Upon the purchase by Buyer of each Purchased Receivable, Buyer shall, unless waived by Buyer in its sole discretion, establish a Reserve. The Reserve shall be the amount by which the face amount of the Purchased Receivable exceeds the Advance (the "Reserve"). The Reserve shall be a book balance maintained on the records of Buyer and shall not be a segregated fund.

SECTION 3 - COLLECTIONS, CHARGES AND REMITTANCES

3.1        Collections. All Collections will go directly to Buyer and Buyer shall apply all Collections to Seller's Obligations hereunder in such order and manner as Buyer may determine. Seller will hold in trust and safekeeping, as the sole property of Buyer, and immediately turn over to Buyer, in identical form received, any payment on a Purchased Receivable that comes into Seller's possession. In the event Seller comes into possession of a remittance comprising payments of both a Purchased Receivable and Receivable which has not been purchased by Buyer, Seller shall hold same in accordance with the provisions set forth above and immediately turn same over to Buyer, in identical form received. Upon collection of such item, Buyer shall remit to Seller its portion thereof. Seller agrees to indemnify and save Buyer harmless from and against any and all claims, loss, costs and expenses caused by or arising out of the Receivables or any attempt by Buyer to collect same or resolve any Dispute.

3.2        Factoring Fee. Seller shall pay to Buyer upon purchase of Receivables by Buyer, a Factoring Fee ("Factoring Fee"), calculated by taking the gross face value of a Purchased Receivable and multiplying it by three and one half percent (3.5%). In the event the purchased invoice is not collected within 30 days from purchase, Seller shall pay to Buyer. an additional factoring fee of 0.001166 each day thereafter on the gross value of the purchased receivable until the invoice is paid in full or otherwise repurchased by Seller or otherwise written off by Buyer within the Write Off Period

3.3        Maintenance Fee. An additional maintenance fee of ..0035 of the invoice amount will be added to the above factoring fee, This fee covers the additional expenses associated with service accounts including but not limited to monitoring subcontractor liens, check clearing (float fees) charged by our bank, progress billing issues and other expenses incurred by Avalon with our credit lines associated with service accounts.

3.4        Accounting. Seller shall immediately upon sale of Receivables to Buyer, make proper entries on its books and records disclosing the sale thereof to Buyer. Seller will immediately furnish Buyer financial statements, tax records and other information as reasonably requested by Buyer. Buyer shall prepare and send to Seller after the close of business for each calendar month, an accounting of the transactions for that calendar month, including the amount of all Purchased Receivables, all Collections, Adjustments, Factoring Fees, and Finance Rate. The accounting shall be deemed correct and conclusive unless Seller makes written objection to Buyer within thirty (30) days after the date Buyer posts the accounting of the relevant collection report to the Norio web based factoring system for Seller.

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3.5         Refund to Seller. Provided that there does not then exist an Event of Default, as defined in Section 9, or any event or condition that with notice, lapse of time or otherwise would constitute an Event of Default, Buyer shall refund to Seller, the amount, If any, which Buyer owes to Seller at the end of the Reconciliation Period according to the accounting prepared by Buyer for that Reconciliation Period (the "Refund"). The Refund shall be an amount equal to:

3.5.1      The Reserve as of the beginning of that Reconciliation Period, plus

3.5.2      The Reserve created for each Purchased. Receivable paid during that Reconciliation Period, minus

3.5.3      The total for that Reconciliation Period of:

3.5.3.1   Finance Rate;

3.5.3.2   Factoring Fee;

3.5.3.3   Adjustments; Bank Wire Fees ($25.00) and the standard rate for FedEx Fees, and other reasonable miscellaneous administrative fees

3.5.3.4   Repurchase Receivables, to the extent Buyer has agreed to accept payment thereof by deduction from the Refund; and

3.5.3.5   The Reserve for the Account Balance as of the first day of the following Reconciliation Period.

In the event the formula set forth in this Section 3.5 results in an amount due to Buyer from Seller, Seller shall immediately make such payment to Buyer.

3.6         Facility Fee. Seller shall pay Buyer on the date hereof, an annual facility fee (the "Facility Fee") in the amount of N/A of the Maximum Credit, which fee is fully earned and non-refundable as of the date of this Agreement

3.7         Audit Fees. Buyer or its designee may conduct examinations of the Collateral and Seller's operations, books and records in the event of Default. The frequency of such audits will be subject to Buyer's reasonable discretion. Seller shall pay Buyer audit fees not to exceed $750.00 per day plus expenses per audit. Audit fees shall be payable upon demand by Buyer.

3.8        Monthly Minimum Fee. Buyer would not have entered into this Agreement and agreed to provide Seller with the factoring arrangements hereunder unless Seller guaranteed Buyer that the sum of the Finance and Factoring Fees paid to Buyer in each month would be at least 0.0075 of the Maximum Credit (the "Monthly Minimum Fee"). In the event the aggregate Finance and Factoring Fees paid during any month is less than the Monthly Minimum Fee, then Seller shall pay to Buyer the amount of any deficiency (the "Supplemental Fee"). The Supplemental Fee, if any, for any month shall be calculated and due and payable on the first business day of the succeeding month.

3.9         Costs and Expenses. Seller shall pay to Buyer immediately upon Buyer's demand, all fees and expenses, including reasonable fees and expenses of attorneys and other professionals, incurred by Buyer in connection with any and all of the following: (a) preparing, amending, supplementing, restating, negotiating or enforcing the Factoring Agreement, or any of the other Document or any waivers or consents in connection with the foregoing, (b) perfecting, protecting or enforcing Buyer's interest in the Collateral, (c) collecting the Obligations, or (d) defending or in any way addressing any claims made or litigation initiated by or against Buyer as a result of Buyer's relationship with Seller or any guarantor, or (e) the costs incurred by Buyer in establishing and maintaining the Lockbox. All such fees and expenses shall be payable to Buyer whether incurred before, during or after any bankruptcy case or insolvency proceeding involving Seller, any guarantor or any Account Debtor. At Buyer's option, all fees, costs, expenses and other charges provided for in this Agreement, or in any other Document may be charged to Seller's account of Seller maintained by Buyer either by (a) deducting such amounts from any Remittance otherwise payable to Seller pursuant to this Agreement, (b) deducting such amounts from any Advance requested by Seller and made by Buyer, or (c) treating such amounts as additional Advances.

3.10      Crediting of Payments. For purposes of determining availability under this Agreement, payments on Purchased Receivables and other payments with respect to the collateral and Obligations will be credited to the Purchased Receivables of Seller upon the date of Buyer's receipt of advice from Buyer's bank that such payments have been credited to Buyer's account or in the case of payments received directly in kind by Buyer, upon the date of Buyer's deposit thereof at Buyer's bank, subject in either case to final payment and collection. Solely for the purpose of calculating fees under this Agreement, payments on Purchased Receivables and other payments with respect to collateral and Obligations shall be deemed received by Buyer 3 business days after the date of Buyer's receipt of advice from Buyer's bank that such payments have been credited to Buyer's account or in the case of payments received directly in kind by Buyer, 3 business days after the date of Buyer's deposit thereof at Buyer's bank, subject in either case to final payment and collection. This 3 day fee is charged to the Seller to cover the online Avalon Client Reporting system provided by Nori Systems, photo copying of all remittances, postage, processing two party checks, and limits the bank clearing time of all domestic checks received by Avalon to three days.

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SECTION 4 - RECOURSE AND REPURCHASE OBLIGATIONS

4.1         Seller's Agreement to Repurchase. Seller agrees to pay to Buyer on demand, the full face amount, or any unpaid portion of, any Purchased. Receivable:

4.1.1     Which remains unpaid for the Payment Period; or --- unless, prior to the expiration of the Payment Period, the subject Account Debtor has become Insolvent; or

4.1.2      With respect to which there has been any breach of warranty or representation set forth in Section 6 hereof or any breach of any covenant contained in this Agreement; or

4.1.3      With respect to which the Account Debtor asserts any Dispute.

4.1.4      Seller will hold in trust and safekeeping, as the property of Avalon and immediately (within 48 hours) turn over to Avalon, the identical check or other form of payment received by Seller if payment on the Accounts comes into Seller's possession if Client fails to tender to Avalon any payment received by Client on a Purchased Account within three (3) Banking Business Days, as required in this Agreement, but nevertheless Client voluntarily tender's the payment to Avalon thereafter, or if Client deposits or negotiates the received payment, the greater of fifteen percent (15%) of the face amount of such Purchased Account or one hundred dollars ($100.00) will be charged to the Client or (ii) if Client fails to tender to Avalon any payment received by Client on a Purchased Account within. three (3) Banking Business Days, and Avalon discovers on its own that Client received the payment and has failed to voluntarily tender such payment to Avalon, the greater of forty percent (40%) of the face amount of such Purchased Account or three hundred fifty dollars ($350.00) will be charged to the Client.

SECTION 5 - POWER OF ATTORNEY

In order to carry out the sale of Purchased Receivables to Buyer hereunder, Seller does hereby irrevocably appoint Buyer and its successors and assigns as Seller's true and lawful attorney in fact, with respect to Purchased Receivables and hereby authorizes Buyer, regardless of whether there has been an Event of Default, (a) to sell, assign, transfer or pledge the whole or any part of the Purchased Receivables; (b) to demand, collect, receive, sue, and give releases to any Account Debtor for the monies due or which may become due upon or with respect to the Purchased Receivables and to compromise, prosecute, or defend any action, claim, case or proceeding relating to the Purchased Receivables, including the filing of a claim or the voting of such claims in any bankruptcy case, all in Buyer's name or Seller's name as Buyer may choose; (c) to prepare, file and sign Seller's name on any notice, claim, assignment, demand, draft or notice of or satisfaction of lien or mechanic's lien or similar document; (d) to receive, open, and dispose of all mail addressed to Seller for the purpose of collecting the Purchased Receivables; (e) to endorse Seller's name on any checks or other forms of payment on the Purchased Receivable; and (f) to do all acts and things necessary or expedient, in furtherance of any such purposes,

SECTION 6 - REPRESENTATIONS, WARRANTIES, AND COVENANTS

6.1        Receivables' Warranties, Representations and Covenants. To induce Buyer to buy Receivables and to render its services to Seller, and with full knowledge that the truth and accuracy of the following are being relied upon by the Buyer in determining whether to accept Receivables as Purchased Receivables, Seller represents, warrants, covenants and agrees, with respect to each Schedule of Accounts delivered to Buyer and each Receivable described therein, that:

6.1.1     Seller is the absolute owner of each Receivable set forth in the Schedule of Accounts and has full legal right to sell, transfer and assign such Receivables;

6.1.2     The correct face amount of each Receivable is as set forth in the Schedule of Accounts and is not in Dispute;

6.1.3    The payment of each Receivable is not contingent upon the fulfillment of any obligation or contract, past or future, and any and all obligations required of the Seller have been fulfilled as of the date of the Schedule of Accounts;

6.1.4     Each Receivable set forth on the Schedule of Accounts is based on the actual sale and delivery of goods and/or services actually rendered on terms not to exceed 30 days, does not represent a sale to a parent, subsidiary or affiliate of Seller, is presently due and owing to Seller, is not past due or in default, has not been previously sold, assigned, transferred, or pledged, is not a consignment sale or bill and hold transaction, and is free of any and all liens, security interests and encumbrances other than liens, security interests or encumbrances in favor of Buyer or any other division of or affiliate of Buyer;

6.1.5    There are no defenses, offsets, or counterclaims against any of the Purchased Receivables, and no agreement has been made under which the Account Debtor may claim any deduction or discount, except as otherwise stated in the Schedule of Accounts;

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6.1.6     At the time that Buyer makes an Advance relating to a Receivable, the Account Debtors set forth in the Schedule of Accounts, are then not insolvent and Seller has no knowledge that the Account Debtors are insolvent or may become insolvent within the Payment Period;

6.1.7      Seller shall not take or permit any action to countermand notification to Account Debtors of Buyer's ownership of Purchased Receivables.

In addition to the foregoing warranties, representations and covenants, to induce Buyer to buy Receivables and to render its services to Seller, Seller hereby represents, warrants, covenants and agrees that:

6.2.1      Seller will not assign, transfer, sell or grant any security interest in any Collateral to any other party, without Buyer's prior written consent;

6.2.2     The Seller's name, form of organization, place of business and the place where the records concerning all receivables herein referred to are kept is set forth at the beginning of this Agreement, and Seller will give Buyer 30 days advance notice in writing if such name, organization, place of business or record keeping is to be changed or a new place of business or record keeping is to be added and shall execute any documents necessary to perfect Buyer's interest in Purchased Receivables and the Collateral;

6.2.3      Seller shall pay all of its normal gross payroll for employees, and all federal and state taxes, as and when due, including without limitation all payroll and withholding taxes and state sales taxes;

6.2.4      Seller has not, as of the time Seller delivers to Buyer a Schedule of Accounts, or as of the time Seller accepts any Advance from Buyer, filed a voluntary petition for relief under the United States Bankruptcy code or had filed against it an involuntary petition for relief;

6.2.5      Seller, is a California Business and, at all times, in good standing under the laws of the State of California and is duly qualified in all States where such qualification is required. Seller has all required licenses to operate its business and transacts business under Michael J. Sullivan Communications.

6.2.6      Seller shall at all time be in complete compliance pursuant to the terms, conditions and standards that is required by law for its state and industry.

SECTION 7 - NOTICE OF ADJUSTMENTS

In the event of a breach of any of the representations, warranties, or covenants set forth in Section 6, or in the event any Dispute is asserted by any Account Debtor, Seller shall promptly advise Buyer and shall, subject to the Buyer's approval, resolve such disputes and advise Buyer of an Adjustment. Until the disputed Purchased Receivable is repurchased by Seller and the full amount of the Purchased Receivable is paid, Buyer shall remain the absolute owner of any Purchased Receivable which is subject to Adjustment or repurchase under Section 4.1 hereof, and any rejected, returned, or recovered personal property, with the right to take possession thereof at any time.

SECTION 8 - SECURITY INTEREST

In order to secure all of Seller's now existing or hereafter arising obligations and indebtedness to Buyer, howsoever arising, whether under this Agreement or otherwise (collectively the "Obligations"), Seller hereby grants to Buyer a continuing lien upon and security interest in all Seller's now existing or hereafter arising: accounts; chattel paper; general intangibles; contract rights; investment property; Reserves, Reserve Accounts, Refunds; deposit accounts; inventory; equipment and fixtures; documents, instruments, letters of credit and bankers' acceptances; books and records relating to any of the above; and accessions, substitutions for and all replacements, products, and cash and non-cash proceeds of the foregoing, in whatever form, including, without limitation, all insurance proceeds and all claims against third parties for loss or destruction of or damage to any of the foregoing (collectively, the "Collateral"). See Exhibit A, for a complete description of the collateral.

Seller is not authorized to sell, assign, transfer or otherwise convey any Collateral without Buyer's prior written consent, except for the sale of finished inventory in the Seller's usual course of business. Seller agrees to sign and to allow Buyer to file UCC financing statements, in a form acceptable to Buyer. Seller agrees to deliver to Buyer the originals of all instruments, chattel paper and documents evidencing or related to Receivables.

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SECTION 9- DEFAULT

The occurrence of any one of more of the following shall constitute an Event of Default hereunder: (i) Seller fails to pay or perform any Obligation as and when due; (ii) there shall be commenced by or against Seller any voluntary or involuntary case under the United States Bankruptcy Code, or any assignment for the benefit of creditors, or appointment of a receiver or custodian for any of its assets, or Seller makes or sends notice of a bulk transfer; (iii) Seller or any guarantor of the Obligations shall become insolvent in that its debts are greater than the fair value of its assets, or Seller is generally not paying its debts as they become due or is left with unreasonably small capital; (iv) any lien, garnishment, attachment, execution or the like is issued against or attaches to the Seller, the Purchased Receivables, or the Collateral; (v) Seller shall breach any covenant, agreement, warranty, or representation set forth herein; (vi) Seller delivers any document, financial statement, schedule or report to Buyer which is false or incorrect in any material respect; or (vii) any present or future guarantor of the Obligations revokes, terminates or fails to perform any of the terms of any guaranty, endorsement or other agreement of such party in favor of Buyer or any affiliate of Buyer; Seller receives and deposit into sellers own account payments due to Avalon from .the account debtors.

SECTION 10 - REMEDIES UPON DEFAULT

Upon the occurrence of an Event of Default, the Obligations shall bear interest at a rate per annum equal to the per annum rate of the Interest Fee, Finance Rate, and Factoring Fee, and Buyer may, without implying any obligation to buy Receivables, cease buying Receivables or extending any financial accommodations to Seller, and (i) declare all Obligations immediately due and payable; (ii) withhold any further payrnents to Seller until all Obligations have been paid in full; (iii) notify all Account Debtors to pay Buyer directly, whether such Receivable is a Purchased Receivable or not; (iv) direct the U.S. Post Office or other party to forward mail to an address specified by Buyer; (v) exercise all rights under the power of attorney set forth in Section 5 above with respect to all Collateral and all remedies set forth herein; (vi) settle, compromise, adjust or litigate Receivables on such terms as Buyer deems necessary to protect its rights in said Receivables; (vii) proceed against Seller or any guarantor directly without any obligation to proceed against the Collateral; (viii). remove from Seller's premises and take possession of the Collateral and dispose of same at public or private sale; (ix) exercise any right or remedy with respect to Seller or the Collateral granted under applicable law or this Agreement.

The Seller will pay to Buyer immediately upon demand all reasonable fees and expenses of attorneys and other professionals that Buyer incurs in enforcing this Agreement or any other agreement executed in connection herewith, protecting or enforcing its interest in the Purchased Receivables or the Collateral, or collection of the Purchased Receivables and the Obligations.

SECTION 11 - SEVERABIUTY, WAIVER OF RIGHTS

This Agreement constitutes the entire Agreement between the parties and may not be modified or amended or any right or remedy of Buyer waived, except by agreement of the parties in writing. In the event that any provision of this Agreement is deemed invalid by reason of law, this Agreement will be construed as not containing such provision and the remainder of the Agreement shall remain in full force and effect. This Agreement shall be binding upon the Seller and Buyer and their successors and assigns, but may not be assigned by Seller without Buyer's written consent. Any delay or failure by Buyer to exercise any right or remedy hereunder shall not operate as a waiver thereof. A waiver by Buyer of a right or a remedy on one occasion shall not be deemed a waiver of the right or remedy on any subsequent occasion.

SECTION 12 - CHOICE OF LAW, JURISDICTION, WAIVER OF JURY TRIAL

This Agreement has been transmitted by Seller to Buyer at Buyer's office in Orange County California and has been executed and accepted by Buyer in the State of California. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California. Seller hereby irrevocably submits to the jurisdiction of any California State or Federal court sitting in Orange  County in any action or proceeding arising out of or relating to this Agreement, or any other agreements, and Seller hereby irrevocably agrees that all claims with respect to such action or proceeding may be heard and determined in such California State court or, to the extent permitted by law, in such Federal court. Seller consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to Seller's address specified in the Agreement. SELLER HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY SUIT OR PROCEEDING ARISING UNDER OR RELATING TO THIS AGREEMENT,

SECTION 13 - EFFECTIVENESS & TERM

This Agreement shall only become effective upon execution and delivery by Seller and acceptance by Buyer and, unless earlier terminated as provided in this Agreement, shall continue in full force and effect for an initial term of Twelve (12) Months from the date hereof and shall be deemed automatically renewed for successive Twelve (12) month periods. Unless earlier terminated as provided in this Agreement, all Obligations shall be due and payable in full at the expiration of the last renewal term. This Agreement may be terminated prior to the end of the initial term or any renewal term (each, a "Term") as follows: (a) Seller may terminate this Agreement at the end of the Term or any renewal term without payment of an Early Termination Fee, provided Seller gives at least thirty (30) days written notice prior to the end of the initial term or any renewal term. (b) Seller may terminate this Agreement at any time after giving Buyer at least thirty (30) days prior written notice and paying Buyer an Early Termination Fee equal to one percent (1%) of the Maximum Credit per month for the remaining term, (The "Early Termination Fee"). Any partial month remaining in such Term shall constitute a full month for the purpose of calculating the Early Termination Fee. Any such termination shall be effective upon payment to Buyer in full of all Obligations, including the Early Termination Fee; and (c) This Agreement shall automatically terminate following the occurrence of an Event of Default under Section 9. Upon any such termination following an Event of Default, all Obligations, including the Early Termination Fee, shall be due and payable in full.

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Notwithstanding the foregoing, any termination of this Agreement shall not affect Buyer's security interest in the Collateral and Buyer's ownership of the  Purchased Receivables, and this Agreement shall continue to be effective, and Buyer's rights and remedies hereunder shall survive such termination, until all transactions entered into and Obligations incurred hereunder or in connection herewith have been completed and satisfied in full.

SECTION 14 - PARTICIPATIONS & ASSIGNMENTS

Seller understands that Buyer may from time to time transfer and assign its rights under this Agreement to one or more assignees. Seller hereby consents to these transfers and assignments by Buyer to one or more assignees. Seller hereby consents that any such assignee may exercise the rights of the Buyer hereunder. Seller further hereby consents and acknowledges that any and all defenses, claims or counterclaims that it may have against the Buyer shall be limited to, and may only be brought against, Buyer and may not extend to any assignee, including but not limited to the funding obligations. Seller and Buyer intend that any and all direct or indirect assignees of the Buyer of the type set forth above shall be the third party beneficiaries of this Agreement.

SECTION 15 - OTHER

Seller will pay a onetime legal and documentation fee of $750.00 due and payable out of initial the funding.

IN WITNESS WHEREOF, Seller has executed and delivered this Agreement for acceptance by Buyer as of the day and year above written. If this Agreement is not witnessed by an authorized employee of Buyer, Seller must have their signature acknowledged by a Notary Public.

	SELLER	BUYER

	Michael J. Sullivan Communications	AVALON FUNDING CORPORATION

Signature:	/s/ MichaelJ. Sullivan

Name:	Michael J. Sullivan	Jay Haldeman

Title	President	President

Driver's License No.	C6859094

Signature:

Name:

Title

Driver's License No.

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EXHIBIT A

UCC-1

ACCOUNTS RECEIVABLE PURCHASE AND SECURITY AGREEMENT

1. All presently existing, now owned, or hereafter acquired accounts, accounts receivable, contract rights, chattel paper, documents, notes, drafts, instruments, reserves, Reserve accounts, general intangibles, money, deposit accounts, and security agreements and debs secured thereby;

2. All presently existing or hereafter acquired goods, inventory and other personal property in all stages of manufacture, process, or production; all presently existing or hereafter acquired equipment, machinery, furniture, furnishings, fixtures, tools, supplies and motor vehicles of every kind and description including but not limited to the items described on Exhibit B if attached;

3. All trademarks, trade names, trade styles, copyrights, patents, patent rights, technical processes, plans, drawings, diagrams, schematics, assembly and display materials;

4. All negotiable non-negotiable documents of title now owned or hereafter acquired;

5. All books and records including, but not limited to, computer tapes, disks, programs and other things upon which or in which such books or records are stored or maintained together with all equipment, machinery and inventory containing or used in connection with the use, preparation or maintenance of such books and records;

6. All substitutions, replacements, additions, accessions, proceeds and products of any of the foregoing, whether due to voluntary or involuntary disposition, including, but not limited to money, deposit accounts, goods, tax refunds, other tangible and intangible property, and insurance and the proceeds thereof covering any of the foregoing; and

7. All letter(s) of credit and beneficial interest there under.

END OF EXHIBIT "A"

8 |	P a g e	S e c u r i t y A g r e e m e n t	I n i t a i l s

IRREVOCABLE ASSIGNMENT OF PROCEEDS OF

PAYMENT OF ACCOUNTS RECEIVABLE

TO

AVALON FUNDING CORPORATION

For valuable consideration the receipt of which is hereby acknowledged Michael J. Sullivan Communications, hereinafter referred to as either SELLER or ASSIGNOR, (i.e. Avalon's Factoring Client), located at 4830 Sorento Road, Sacramento, CA 95835, does hereby assign all of its right, title and interest in all of its commercial Accounts Receivable, to AVALON FUNDING CORPORATION, hereinafter referred to as Avalon, PURCHASER or ASSIGNEE, a California corporation with administrative offices located at 2222 Michelson Drive, Suite 222-516, Irvine, Ca 92612.

Avalon has purchased said receivables, acting for its own account and has advanced the necessary funds to purchase said accounts, pursuant to the Avalon Schedule of Accounts, which has been entered into concurrently with this Assignment.

Proceeds from the payment of any or all of said accounts receivable shall be paid to Avalon with payment applied to principal and discounts earned on the accounts purchased by Avalon for itself, or on behalf of its investor(s), with the balance, if any, to be rebated to SELLER.

SELLER shall and does assign, sell and transfer all of its rights, title and interest in all of the Accounts Receivable sold and assigned to PURCHASER, as evidenced by the issuance and execution by SELLER of FORM UCC-1, Financing Statement, which represents a security interest in said Accounts Receivable; further concurrent with the execution of this Assignment, Avalon shall have the right to issue a FORM UCC-3, Statement of Continuation, Partial Release and Assignment, which represents the Assignment of said security interest to its investor(s) and/or creditors, whenever applicable.

SELLER [ASSIGNOR] hereby acknowledges and agrees that Avalon's agreement to purchase its Accounts Receivable and transfer funds therefore is specifically dependent upon Assignor's agreements, promises and commitments, as follows:

To not, in any way or under any circumstances, convert the proceeds of the Accounts Receivable sold and assigned pursuant to the Avalon Schedule of Accounts referenced hereinabove, and the Accounts Receivable sold and assigned hereby, to its own use or any other use;

To immediately forward to Avalon, i.e. ASSIGNEE, any and all payments from Account Debtors or agents of said Debtors, taking no deductions there from, when such payments come into Seller's possession.

It is understood that any willful action on the part of SELLER which is not in full compliance with the "Avalon ACCOUNTS RECEIVABLE PURCHASE AND SECURITY AGREEMENT," entered into by and between SELLER and PURCHASER, and the Schedule of Accounts to which this ASSIGNMENT applies, shall be deemed by SELLER and PURCHASER to be fraud in the inducement of said Agreements.

Moreover, SELLER hereby further agrees that any acts specified herein which would constitute such fraud in the inducement would make any resulting debt owed by SELLER to PURCHASER non-dischargeable in any Bankruptcy proceeding pursuant to 11 UCC SS523.

SELLER ACKNOWLEDGES THE FOLLOWING:

1. A copy of this Assignment shall serve as notice to DEBTOR(s) obligated to pay the Account(s) Receivable set forth herein, that payment of said Account(s) must (and can only) be fulfilled by making payment directly to Avalon (with the payment instrument being made jointly payable to both SELLER and Avalon), mailed or delivered to:

AVALON FUNDING CORPORATION
2222 Michelson Drive, Suite 222-516,
Irvine, CA 92612
(949) 707-2005

2. Failure on the part of SELLER to immediately (within 48 hours) remit to Avalon any installment or full payment on any Accounts sold and assigned to Avalon, received by SELLER, shall constitute a breach of this Irrevocable Assignment, and the Agreements to which it applies, and may subject SELLER and/or Account DEBTOR(s) to DOUBLE LIABILITY pursuant to the terms of the Uniform Commercial Code and/or applicable State Law.

This Assignment is irrevocable and shall remain in full force and effect until the proceeds of said Account(s) Receivable is (are) paid in full, indebtedness of SELLER [ASSIGNOR] to PURCHASER [ASSIGNEE] has been paid in full.

Refercnce: A F C 0 0 9

In the event of suit to enforce any of the terms of this irrevocable Assignment and/or the Agreement(s) to which it applies, it is hereby agreed that the prevailing party shall be entitled to recover all costs and reasonable attorney's fees.

Executed this 14 day of July, 2011

Michael J. Sullivan Communications

Signature:	/s/ Michael J. Sullivan See Attaxched Notarial Certificate

Name:	Michael J. Sullivan

Title	President

NOTARIZATION REQUIRED

Refercnce: A F C 0 010

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California
County of SACRAMENTO

On 7/14/11 before me, GREG HIGLEY, NOTARY PUBLIC,
Date — Here Insert Name and Title of the Officer

personally appeared Michael J. Sullivan
Name(s) of Signer(s)

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

GREG HIGLEY
COMM. # 1813208
NOTARY PUBLIC - CALIFORNIA
SACRAMENTO COUNTY
COMM. EXPIRES SEPT. 12, 2012
MGC1

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature [signature]
Signature of Notary Public

Place Notary Seal Above

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document: Contract Agreement

Document Date: 7/14/11 Number of Pages: 1

Signer(s) Other Than Named Above: None

Capacity(ies) Claimed by Signer(s)

Signer's Name: ________
- ☐ Individual
- ☐ Corporate Officer — Title(s): ________
- ☐ Partner — ☐ Limited ☐ General
- ☐ Attorney in Fact
- ☐ Trustee
- ☐ Guardian or Conservator
- ☐ Other: ________

Signer Is Representing: ________

RIGHT THUMBPRINT OF SIGNER
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Signer's Name: ________
- ☐ Individual
- ☐ Corporate Officer — Title(s): ________
- ☐ Partner — ☐ Limited ☐ General
- ☐ Attorney in Fact
- ☐ Trustee
- ☐ Guardian or Conservator
- ☐ Other: ________

Signer Is Representing: ________

RIGHT THUMBPRINT OF SIGNER
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©2007 National Notary Association • 9350 De Soto Ave., P.O. Box 2402 • Chatsworth, CA 91313-2402 • www.NationalNotary.org Item #5907 Reorder: Call Toll-Free 1-800-876-6827

MICHAEL J. SULLIVAN COMMUNICATIONS

REGARDING ENDORSEMENT AUTHORIZATION

RESOLVED:   Michael J. Sullivan Communications grants AVALON FUNDING CORPORATION ("Avalon") the authority to endorse its name to checks, drafts and other instruments payable to this corporation and to receive cash therefore from OneWest Bank ("OneWest"); to endorse checks and drafts payable to this corporation for deposit to the account of Avalon or to any other account at OneWest which Avalon may designate, and to retain such deposited funds or draw checks against same as may be determined by Avalon.

NAME	SIGNATURE	TITLE

Michael J. Sullivan	/s/ Michael J. Sullivan See Attached Notarial Certificate	President

This document has been signed and notarized on l4 day of July 2011.

NOTARIZATION REQUIRED

Refercnce: A F C 0 011

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California
County of SACRAMENTO

On 7/14/11 (Date) before me, GREG HIGLEY, NOTARY PUBLIC (Here Insert Name and Title of the Officer),

personally appeared Michael J. Sullivan (Name(s) of Signer(s)),

GREG HIGLEY
COMM. # 1813208
NOTARY PUBLIC - CALIFORNIA
SACRAMENTO COUNTY
COMM. EXPIRES SEPT. 12, 2012
MGC1

Place Notary Seal Above

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature ____ (Signature of Notary Public)

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document: Michael J. Sullivan Communications

Document Date: 7/14/11 Number of Pages: 1

Signer(s) Other Than Named Above: None

Capacity(ies) Claimed by Signer(s)

Signer's Name: ____
☐ Individual
☐ Corporate Officer — Title(s): ____
☐ Partner — ☐ Limited ☐ General
☐ Attorney in Fact
☐ Trustee
☐ Guardian or Conservator
☐ Other: ____

Signer Is Representing: ____

RIGHT THUMBPRINT OF SIGNER
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Signer's Name: ____
☐ Individual
☐ Corporate Officer — Title(s): ____
☐ Partner — ☐ Limited ☐ General
☐ Attorney in Fact
☐ Trustee
☐ Guardian or Conservator
☐ Other: ____

Signer Is Representing: ____

RIGHT THUMBPRINT OF SIGNER
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©2007 National Notary Association • 9350 De Soto Ave., P.O. Box 2402 • Chatsworth, CA 91313-2402 • www.NationalNotary.org Item #5907 Reorder: Call Toll-Free 1-800-876-6827

ENDORSEMENT AUTHORIZATION

OF

Michael J. Sullivan Communications

Date: July 11, 2011

TO:    OneWest Bank
           888 East Walnut Street
           Pasadena, CA 91101

Michael J. Sullivan Communications (the undersigned) hereby authorizes AVALON FUNDING CORPORATION ("Avalon") a California corporation to endorse its name to checks, drafts, or other instruments payable to it, to receive cash therefore, and/or to deposit to Avalon's account or to any other account which Avalon may designate. Avalon may retain such deposited funds or draw checks against same as may be determined by Avalon.

This authorization extends to such persons as Avalon may authorize to endorse its name for the purposes above set forth.

The undersigned ratifies and approves all of Avalon's acts on its behalf or as may be authorized herein in connection with such endorsements, deposits, and withdrawals.

The undersigned agrees that no revocation of this authorization shall be binding until all account(s) receivable and/or any other obligations of the undersigned to Avalon are satisfied in full, and written notice of revocation thereof has been actually received by OneWest Bank ("OneWest") at the branch whose address is stated above, signed jointly by the undersigned and Avalon. Such revocation shall in all events be effective only for items received subsequent to such mutually executed notification. Any written revocation not signed jointly by the undersigned and Avalon shall have no force and effect.

The undersigned hereby indemnifies and holds OneWest free and harmless from any and all liability, damage, claim, loss, attorney fees, and expense to which OneWest may be subjected, arising at any time directly or indirectly out of OneWest reliance upon this authorization, or in connection with any action OneWest may take under this authorization.

Michael J. Sullivan Communications

Signature:	/s/ Michael J. Sullivan See Attached Notarial Certificate

Name:	Michael J. Sullivan

Title	President

NOTARIZATION REQUIRED

Refercnce: A F C 0 011

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California

County of SACRAMENTO

On 7/14/11 before me, GREG HIGLEY, NOTARY PUBLIC,
Date — Here Insert Name and Title of the Officer

personally appeared Michael J. Sullivan
Name(s) of Signer(s)

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

GREG HIGLEY
COMM. # 1813208
NOTARY PUBLIC - CALIFORNIA
SACRAMENTO COUNTY
COMM. EXPIRES SEPT. 12, 2012
MGC1

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Place Notary Seal Above

Signature [signature]
Signature of Notary Public

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document: Endorsement Authorization

Document Date: 7/14/11 Number of Pages: 1

Signer(s) Other Than Named Above: None

Capacity(ies) Claimed by Signer(s)

Signer's Name: ____________
- ☐ Individual
- ☐ Corporate Officer — Title(s): ____________
- ☐ Partner — ☐ Limited ☐ General
- ☐ Attorney in Fact
- ☐ Trustee
- ☐ Guardian or Conservator
- ☐ Other: ____________

Signer Is Representing: ____________

RIGHT THUMBPRINT OF SIGNER
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Signer's Name: ____________
- ☐ Individual
- ☐ Corporate Officer — Title(s): ____________
- ☐ Partner — ☐ Limited ☐ General
- ☐ Attorney in Fact
- ☐ Trustee
- ☐ Guardian or Conservator
- ☐ Other: ____________

Signer Is Representing: ____________

RIGHT THUMBPRINT OF SIGNER
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©2007 National Notary Association • 9350 De Soto Ave., P.O. Box 2402 • Chatsworth, CA 91313-2402 • www.NationalNotary.org Item #5907 Reorder: Call Toll-Free 1-800-876-6827

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California

County of SACRAMENTO

On 7/14/11 (Date) before me, GREG HIGLEY, NOTARY PUBLIC (Here Insert Name and Title of the Officer),

personally appeared Michael J. Sullivan (Name(s) of Signer(s)),

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

GREG HIGLEY
COMM. # 1813208
NOTARY PUBLIC - CALIFORNIA
SACRAMENTO COUNTY
COMM. EXPIRES SEPT. 12, 2012
MGC1

Place Notary Seal Above

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature ______________________
Signature of Notary Public

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document: Special Power of Attorney

Document Date: 7/14/11 Number of Pages: 1

Signer(s) Other Than Named Above: None

Capacity(ies) Claimed by Signer(s)

Signer's Name: ______________________
- ☐ Individual
- ☐ Corporate Officer — Title(s): ______________
- ☐ Partner — ☐ Limited ☐ General
- ☐ Attorney in Fact
- ☐ Trustee
- ☐ Guardian or Conservator
- ☐ Other: ______________

Signer Is Representing: ______________

RIGHT THUMBPRINT OF SIGNER
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Signer's Name: ______________________
- ☐ Individual
- ☐ Corporate Officer — Title(s): ______________
- ☐ Partner — ☐ Limited ☐ General
- ☐ Attorney in Fact
- ☐ Trustee
- ☐ Guardian or Conservator
- ☐ Other: ______________

Signer Is Representing: ______________

RIGHT THUMBPRINT OF SIGNER
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©2007 National Notary Association • 9350 De Soto Ave., P.O. Box 2402 • Chatsworth, CA 91313-2402 • www.NationalNotary.org Item #5907 Reorder: Call Toll-Free 1-800-876-6827

SPECIAL POWER OF ATTORNEY

The undersigned, Michael J. Sullivan CommunicationsMichael J. Sullivan Communications, located at 4830 Sorento Road, Sacramento, CA 95835 hereby appoints AVALON FUNDING CORPORATION, a California corporation ("Avalon"), and its duly authorized officer(s), as the undersigned's attorney in fact to act in the undersigned's place and stead for the following purposes:

         1.  To endorse its name to checks, drafts, or other instruments payable to it, to receive cash therefore, and/or to deposit to Avalon's account or to any other account which Avalon may designate;

         2.  To contact account debtor(s) on behalf of the undersigned, orally or in writing, to verify account(s) receivable, documents related thereto, to specify and confirm mode of payment, and otherwise take such action to ensure payment on account(s) receivable and protection of collateral related thereto;

         3.  To compromise, prosecute or defend any action, claim, proceeding or dispute relating to any account(s) receivable, sold and/or assigned to Avalon under that certain "Accounts Receivable Purchase and Security Agreement" entered into between the undersigned and Avalon.

         4.  To receive, open and dispose of all mail, delivered by private carrier or the U.S. Postal Service, sent to the undersigned and/or Avalon.

The undersigned further grants to its attorney in fact full authority to act in any manner both proper and necessary to the exercise of the foregoing powers, and hereby ratifies every act that Avalon may lawfully perform in exercising those powers.

This Special Power of Attorney shall become effective on July 11, 2011, and shall remain in full force and effect until all obligations of the undersigned to Avalon under that certain Accounts Receivable Purchase and Security Agreement entered into between the undersigned and Avalon have been satisfied in full.

Michael J. Sullivan Communications

Signature:	/s/ Michael J. Sullivan See Attached Notarial Certificate

Name:	Michael J. Sullivan

Title	President

Date	7/14/11

NOTARIZATION REQUIRED

Refercnce: A F C 0 013

In the event of suit to enforce any of the terms of this irrevocable Assignment and/or the Agreement(s) to which it applies, it is hereby agreed that the prevailing party shall be entitled to recover all costs and reasonable attorney's fees.

Executed this 12 day of July, 2011.

Michael J. Sullivan Communications

Signature:	/s/ Michael J. Sullivan

Name:	Michael J. Sullivan

Title	President

NOTARIZATION REQUIRED

Refercnce: A F C 0 010

MICHAEL J. SULLIVAN COMMUNICATIONS

REGARDING ENDORSEMENT AUTHORIZATION

RESOLVED:   Michael J. Sullivan Communications grants AVALON FUNDING CORPORATION ("Avalon") the authority to endorse its name to checks, drafts and other instruments payable to this corporation and to receive cash therefore from OneWest Bank ("OneWest"); to endorse checks and drafts payable to this corporation for deposit to the account of Avalon or to any other account at OneWest which Avalon may designate, and to retain such deposited funds or draw checks against same as may be determined by Avalon.

NAME	SIGNATURE	TITLE

Michael J. Sullivan	/s/ Michael J. Sullivan	President

This document has been signed and notarized on 12 day of July 2011.

NOTARIZATION REQUIRED

Refercnce: A F C 0 011

ENDORSEMENT AUTHORIZATION

OF

Michael J. Sullivan Communications

Date: July 11, 2011

TO:    OneWest Bank
           888 East Walnut Street
           Pasadena, CA 91101

Michael J. Sullivan Communications (the undersigned) hereby authorizes AVALON FUNDING CORPORATION ("Avalon") a California corporation to endorse its name to checks, drafts, or other instruments payable to it, to receive cash therefore, and/or to deposit to Avalon's account or to any other account which Avalon may designate. Avalon may retain such deposited funds or draw checks against same as may be determined by Avalon.

This authorization extends to such persons as Avalon may authorize to endorse its name for the purposes above set forth.

The undersigned ratifies and approves all of Avalon's acts on its behalf or as may be authorized herein in connection with such endorsements, deposits, and withdrawals.

The undersigned agrees that no revocation of this authorization shall be binding until all account(s) receivable and/or any other obligations of the undersigned to Avalon are satisfied in full, and written notice of revocation thereof has been actually received by OneWest Bank ("OneWest") at the branch whose address is stated above, signed jointly by the undersigned and Avalon. Such revocation shall in all events be effective only for items received subsequent to such mutually executed notification. Any written revocation not signed jointly by the undersigned and Avalon shall have no force and effect.

The undersigned hereby indemnifies and holds OneWest free and harmless from any and all liability, damage, claim, loss, attorney fees, and expense to which OneWest may be subjected, arising at any time directly or indirectly out of OneWest reliance upon this authorization, or in connection with any action OneWest may take under this authorization.

Michael J. Sullivan Communications

Signature:	/s/ Michael J. Sullivan

Name:	Michael J. Sullivan

Title	President

NOTARIZATION REQUIRED

Refercnce: A F C 0 012

SPECIAL POWER OF ATTORNEY

The undersigned, Michael J. Sullivan CommunicationsMichael J. Sullivan Communications, located at 4830 Sorento Road, Sacramento, CA 95835 hereby appoints AVALON FUNDING CORPORATION, a California corporation ("Avalon"), and its duly authorized officer(s), as the undersigned's attorney in fact to act in the undersigned's place and stead for the following purposes:

        1.  To endorse its name to checks, drafts, or other instruments payable to it, to receive cash therefore, and/or to deposit to Avalon's account or to any other account which Avalon may designate;

        2.  To contact account debtor(s) on behalf of the undersigned, orally or in writing, to verify account(s) receivable, documents related thereto, to specify and confirm mode of payment, and otherwise take such action to ensure payment on account(s) receivable and protection of collateral related thereto;

       3.  To compromise, prosecute or defend any action, claim, proceeding or dispute relating to any account(s) receivable, sold and/or assigned to Avalon under that certain "Accounts Receivable Purchase and Security Agreement" entered into between the undersigned and Avalon.

       4.  To receive, open and dispose of all mail, delivered by private carrier or the U.S. Postal Service, sent to the undersigned and/or Avalon.

The undersigned further grants to its attorney in fact full authority to act in any manner both proper and necessary to the exercise of the foregoing powers, and hereby ratifies every act that Avalon may lawfully perform in exercising those powers.

This Special Power of Attorney shall become effective on July 11, 2011, and shall remain in full force and effect until all obligations of the undersigned to Avalon under that certain Accounts Receivable Purchase and Security Agreement entered into between the undersigned and Avalon have been satisfied in full.

Michael J. Sullivan Communications

Signature:	/s/ Michael J. Sullivan

Name:	Michael J. Sullivan

Title	President

Date	7/12/11

NOTARIZATION REQUIRED

Refercnce: A F C 0 013

VALIDITY INDEMNIFICATION

July 11, 2011

Avalon Funding Corporation
2222 Michelson Dr.
Suite 222-516
Irvine, Ca 92612

RE:	Michael J. Sullivan Communications("Seller") and Avalon Funding Corporation and any other Participant as specified in the Agreements dated July 11, 2011 ("Buyer").

The undersigned is the President of the Seller. In order to induce you to extend financial accommodations to the Seller pursuant to the Accounts Receivable Purchase and Security Agreement and other various financing agreements (the "Agreements") with the Seller, the undersigned hereby warrants and represents to you as follows:

1.  All Seller's accounts which have been or will be reported to you by or on behalf of the Seller and in which you have purchased or hold a security interest ("Accounts"), whether such reports are in the form of agings, Schedule of Accounts, borrowing base certificates, collateral reports or financial statements, are genuine and in all respects what they purport to be, represent bona fide obligations of Seller's customers arising out of the performance of a service or the sale and completed delivery of merchandise sold by the Seller (the "Sold Goods") in the ordinary course of its business in accordance with and in full and complete performance of customer's (each, a "Customer") order therefore.

2.  All original checks, drafts, notes, letters of credit, acceptances and other proceeds of the Accounts, received by the Seller, will be held in trust for you and will immediately be forwarded to you upon receipt, in kind, in accordance with the terms of the Agreements.

3.  None of the Accounts are or will be the subject of any offsets, defenses or counterclaims of any nature whatsoever and Seller will not in any way impede or interfere with the normal collection and payment of the Accounts.

4.  Seller is presently solvent.

5.  The Sold Goods are and will be up to the point of sales, the sole and absolute property of the Seller, and the Accounts and Sold Goods will be free and clear of all liens and security interests, except your security interest.

6.  The due dates of the Accounts will be as reported to you by or on behalf of the Seller.

7.  Seller will promptly report to you all disputes, rejections, returns and resales of Sold Goods and all credits allowed by the Seller upon all Accounts.

8.  All reports, which you receive from the Seller, including but not limited to those concerning its Accounts and its inventory, will be true and accurate except for minor inadvertent errors.

9.  Seller will not sell its inventory except in the ordinary course of business.

The undersigned hereby indemnifies you and holds you harmless from any direct, indirect, or consequential damage or loss which you may sustain as a result of the breach of any representation or warranty contained herein, (all of which are continuing and irrevocable for so long as the Seller is indebted to you), or of your reliance (whether such reliance was reasonable) upon any misstatement (whether or not intentional), fraud, deceit or criminal act on the part of the undersigned and to the best of the undersigned's knowledge, on the part of any officer, employee, or agent of the Seller, or any costs (including reasonable attorneys' fees and expenses) incurred by you in the enforcement of any rights granted you hereunder. All such sums will be paid by the undersigned to you on demand.

The undersigned waives all rights and defenses arising out of an election of remedies by the Buyer, even though that election of remedies, such as a non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed the undersigned's rights of subrogation and reimbursement against the principal by operation of Section 580d of the Code of Civil Procedure or otherwise.

Refercnce: A F C 0 014

Nothing herein contained shall be in any way impaired or affected by any change in or amendment of any of the Agreements. This agreement shall be binding upon the undersigned, and the undersigned's personal representative, successors, and assigns.

Very truly yours,

Signature:	/s/ Michael J. Sullivan

Name:	Michael J. Sullivan

Address	4830 Sorento Road, Sacramento, CA, 95835

S.S.#	### - ## - ####

Phone #	916-564-4395

Refercnce: A F C 0 015

July 11, 2011

Name:
Address:
Phone #:

Attention: Accounts Payable Manager

Michael J. Sullivan Communications is pleased to announce that we have entered into a financing arrangement with Avalon Funding Corporation. This financing will allow Michael J. Sullivan Communications to continue to provide your company with the superior service that you have grown accustomed to.

As a result, we wish to inform you that our invoices, present and future, have been assigned, and are now payable to Avalon Funding Corp. You have hereby been notified to make all payments of Accounts Receivable as instructed below. Please make the proper notations on your ledger.

PLEASE SEND ALL PAYMENTS (INCLUDING BILLS NOW DUE) DIRECTLY TO:

Payments by mail:	Payments by electronic transfer:

Michael J. Sullivan Communications C/O Avalon Funding Corp. 2222 Michelson Drive Suite 222, Box 516 Irvine, Ca 92612	OneWest Bank 888 East Walnut Street Pasadena CA 91101 (949) 598-9621 office (866) 436-9971 fax Acct: 6770002224 Rt: 322270288

Additionally, this arrangement complies with the Uniform Commercial Code and has been recorded. This notice and instruction will remain in effect until revoked by Avalon in written notification.

We value you as a customer and know this arrangement will enhance our mutual relationship. If you have any questions concerning the accuracy of your invoices, for remittance or payment questions, please call Avalon at 949-707-2005 or fax at 949-298-4800. Thank you.

	Michael J. Sullivan Communications	AVALON FUNDING CORPORATION

Signature:	/s/ Michael J. Sullivan

Name:	Michael J. Sullivan	Jay Haldeman

Title	President	President

Customer's Corporate Name:

Corporate Officer's Signature:

Officer's Name, Title and Date:

PLEASE REMIT VIA FAX TO 949-298-4800

Refercnce: A F C 0 016

July 11, 2011

Name:
Address:
Phone #:

Attention: Accounts Payable Manager

RE: ASSIGNMENT OF ALL INVOICES TO AVALON FUNDING CORPORATION

Michael J. Sullivan Communications has granted to Avalon Funding Corporation ("Avalon"), a security interest in all of our accounts receivable. You may have been previously notified of this relationship.

As of this date, payment for the invoice(s) listed below as well as all other invoices will be made to Avalon Funding Corporation located at 2222 Michelson Dr., Suite 222-516, Irvine, CA 92612. These instructions shall remain in effect until such time as you are notified in writing by Avalon to the contrary.

Avalon relies on the information provided herein prior to funding. Please acknowledge your receipt of the following invoice(s) and carefully verify the information listed:

Invoice Date	Invoice #	PO# / Project /CWO / AFE #	Amount	Due Date

Please acknowledge that the amounts payable on the invoice(s) listed above are fully earned, due and payable and will be paid in full without any offset, counter claim or deduction. Please sign and return this document to: info@avalonfunding.com, or fax it to (949) 298-4800. Should you have any questions, please contact Avalon Funding directly by calling (949) 707-2005.

Thank you for your cooperation and assistance in this matter. Very truly yours,

Very truly yours,

	Michael J. Sullivan Communications	AVALON FUNDING CORPORATION

Signature:	/s/ Michael J. Sullivan

Name:	Michael J. Sullivan	Jay Haldeman

Title	President	President

Customer's Corporate Name:

Corporate Officer's Signature:

Officer's Name, Title and Date:

PLEASE REMIT VIA FAX TO 949-298-4800

Refercnce: A F C 0 017

Friday July 8, 2011	Avalon Funding Corporation 2222 Michelson Drive, Suite 222-516 Irvine, CA 92612 Phone: (949) 707-2005 Fax (949) 289-4800 www.avalonfunding.com

Michael J. Sullivan
Michael J. Sullivan Communications 4830 Sorento Road
Sacramento, CA 95835

Dear Michael J. Sullivan,

Avalon Funding Corporation ("Avalon") hereby proposes to enter into an agreement to provide accounts receivable finance to Michael J. Sullivan Communications ("Seller"). This letter is not meant to be, nor shall it be construed as, an attempt to define all the terms and conditions pertaining to the proposed accounts receivable purchase line, which terms and conditions would be contained in a separate Accounts Receivable Purchase & Security Agreement ("Agreement") which would be executed by the parties hereto.

The following is a summary of the key business points proposed:

Amount of Line:	$350,000.00

Advance Rate:	Accounts Receivable advances not to exceed 80% of the eligible gross receivables less than 60 days from date of invoice.

Rate:
Fees for factoring are calculated by discounting the face amount (invoice amount) of each invoice. These charges are calculated from the date Avalon advances funds on an invoice to the date Avalon receives payment on the invoice. The fees would be as follows:

Invoices collected within 1-30 days of Avalon's purchase = 3.5% (of the invoice amount).

Invoices collected after 30 days will be charged an additional .001166 each day thereafter until the invoice is paid in full. This fee applies to factored accounts receivable only.

Maintenance Fee:
An additional maintenance fee of .0035 of the invoice amount will be added to the above factoring fee. This fee covers the additional expenses associated with services accounts and progress billings. Including, but not limited to, 24/7 real time access to your daily/monthly account funding activity, free D&B Credit Reports, special handling requirements associated with your invoice verification, postage, etc.

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Covenants:	Customary, including but not limited to the following:

a)	Facility shall be cross-collateralized and cross-defaulted to any other obligations Seller may have now or in the future with Avalon, its subsidiaries or affiliates; and

b)	Proof of services rendered shall accompany all accounts receivable provided by Seller to Avalon.

Guarantors:
Avalon will NOT require a personal guarantee; however we will require a Validity Guarantee. This guarantee will not permit Avalon to pierce the corporate vale unless Avalon suffers a direct loss associated with the intentional misrepresentation of facts or by fraud of the client.

Collateral:	Avalon shall have a UCC-1 first priority security interest in assets of the Seller's business.

Application Fee:
A non-refundable processing and due diligence fee of $750 will be charged to cover expenses associated with the, D&B Credit Report, title reports, personal credit, notary fees, recording and filing fees, corporate searches, UCC searches express mail, etc.

Term:	12 months.

Early Term. Fee:	If the agreement is terminated by Seller, Seller shall pay Avalon a termination fee of N/A of the total credit line per month for the remaining Term.

Remittance:
Seller shall direct the factored customers to remit all payments to a lockbox designated by Avalon. All unfactored payments received by Avalon shall be forwarded to Seller the day after the funds have cleared the bank.

Reserve:
Invoice reserves are eligible for release two business days after the check has been received by Avalon (unless disclosed otherwise by Avalon). Reserves are released to the Seller at no charge each Friday. Should Seller request available reserves to be release prior to the coming Friday, a $25 dollar fee (wire fee) will be applied to each reserve wire.

Verification:
Standard Avalon verification of invoices. Some invoices may require the account debtor (your customer) to sign a written approval and acceptance of the product and pricing prior to funding by Avalon. See "Exhibit B"

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This letter is for discussion purposes only and does not represent a commitment of any nature by Avalon to provide financing. It is provided to you solely for the purpose described herein, and may not be disclosed to or relied upon by any other party without Avalon's prior written consent. This proposal shall expire one week from the date of issuance.

If the terms and conditions described above are acceptable, please so indicate by signing below and returning the signed proposal to Avalon.

Sincerely,
/s/ Robert r Haldeman
Robert r Haldeman
Avalon Funding Corp.

Acceptance:

By signing this document, we agree that we shall be bound by the terms and conditions herein.

*This agreement shall be effective when signed below or in counterpart, and photocopy, facsimile, electronic or other copies shall have the some effect for all purposes as an ink-signed original.

Date	7/12/11

Company Name:	Michael J. Sullivan Communications

Signature Name and Title (Please Print):	Michael J. Sullivan

Signature:	/s/ Michael J. Sullivan

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